UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6521

Name of Fund:  Merrill Lynch International Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch International Equity Fund, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
International Equity
Fund


Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch International Equity Fund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch International Equity Fund



Portfolio Information as of May 31, 2004 (unaudited)


                                                   Percent of
Ten Largest Equity Holdings                        Net Assets

BP Amoco PLC                                           3.5%
Toyota Motor Corporation                               2.2
Royal Dutch Petroleum Company                          2.2
AstraZeneca Group PLC                                  2.0
Nestle SA (Registered Shares)                          1.9
Royal Bank of Scotland Group PLC                       1.9
Vodafone Group PLC                                     1.9
Barclays PLC                                           1.8
TotalFinaElf SA                                        1.8
Novartis AG (Registered Shares)                        1.7


                                                   Percent of
Ten Largest Countries                              Net Assets

United Kingdom                                        26.9%
Japan                                                 18.6
Switzerland                                            9.5
France                                                 9.1
Netherlands                                            5.3
Italy                                                  4.2
Canada                                                 3.3
Sweden                                                 2.7
Germany                                                2.7
Finland                                                2.0


                                                   Percent of
Five Largest Industries* (Equity Investments)      Net Assets

Commercial Banks                                      16.1%
Oil & Gas                                             10.2
Pharmaceuticals                                        8.0
Wireless Telecommunication Services                    4.8
Automobiles                                            4.0

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                                   Percent of
Geographic Asset Mix                              Net Assets*

Europe (Ex United Kingdom)                            39.3%
United Kingdom                                        26.9
Japan                                                 18.6
Pacific Basin/Asia (Ex Japan)                          8.3
North America                                          4.0

*Total may not equal 100%.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



A Letter From the President


Dear Shareholder

Equity markets posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +6.79% and +18.33% for the six-month and 12-month periods ended May 31, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +10.32% and +32.66% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned +5.75% and +40.10% for the same periods.

The positive market returns have been supported by improving economies in important areas around the globe. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



A Discussion With Your Fund's Portfolio Managers


At period-end, the Fund was positioned to benefit from what we expect will be an investor flight away from more speculative investments and toward higher-quality stocks.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class I Shares had total returns of +20.49%, +19.55%, +19.71% and +20.99%, respectively. The Fund's benchmark, the Morgan Stanley Capital International World Index (ex-U.S.), returned +32.11% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

Fund returns lagged that of the benchmark, primarily because of our investment view in what we believed to be an extreme market environment. Unusually high appetites for risk, together with plentiful liquidity, engendered speculative investor behavior and led to significant outperformance of lower-quality stocks. We did not chase this momentum because our analysis suggested that investors had overpaid for economic leverage/risk, pushing many of these stock prices to levels that could not be justified by our medium-term earnings expectations. In our view, these valuations also could not compensate investors for the specific risks attached. Some of the most extreme examples of the performance variation were seen in the technology sector and in areas of materials and industrials.

Within information technology (IT), our underweight positions in semiconductor-related and hardware stocks hampered the Fund's relative results, as these areas made sharp gains. In particular, stocks such as Infineon Technologies AG, Ericsson and Fujitsu Computer Systems Corporation, which we did not hold, performed strongly. IT valuations implied levels of earnings growth that we thought were too high given the competitive environment and excess capacity issues these companies face.

These trends also were evident in the consumer discretionary sector. High-quality franchises held by the Fund, such as Reed Elsevier NV, the UK-listed media company, declined as investors sought out riskier stocks. For example, Reuters, not a Fund holding, was perceived to offer greater earnings recovery and was bid-up aggressively even though the company continued to experience losses.

In Japan, our strategy was negatively impacted by a number of factors. First, the technical selling pressure caused by "daiko henjo" (the returning of pension fund assets to the government) led to declines for some of the blue chip stocks held by the Fund. Second, investors were concerned that a stronger yen would hurt exporters and aggressively rotated out of exporting companies into domestic shares, ignoring the extended valuations of some of the domestic names. Performance also was impacted by our avoidance of the "big five" Japanese banks, all of which made sharp gains. Mizuho Financial Group, Inc., for example, was up 560% in U.S. dollar terms. Investors speculated that an improvement in the domestic economy and recent equity market gains could lead to strong earnings upside for the banks. Our analysis suggested that while the banks had clearly made progress in dealing with their non-performing loans, there were still risks attached to these stocks - risks that we did not feel we were being compensated for. We maintain our view that the large commercial city banks still face structural hurdles and that recent sentiment may be overly optimistic given the risks attached to these stocks.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



What changes were made to the portfolio during the period?

In the first six months of the fiscal year, we increased our exposure to Japanese automakers by initiating positions in Toyota Motor Corporation and Honda Motor Co., Ltd. Both were trading at a discount compared to many other Japanese shares and other automobile stocks, particularly the three largest U.S. automakers. In the financials sector, we added to our position in Credit Suisse Group, based on what we believed to be an attractive valuation relative to its global peer group. Under new leadership, the company had lowered costs and restructured its insurance business. We also reduced exposure to materials in the first half of the period, trimming positions in mining companies Rio Tinto PLC and BHP Billiton as they approached the top end of our fair value range. Changes in the portfolio's technology sector included reducing our position in Nokia, as we became increasingly concerned that the company's high margins would be threatened by intense price competition in areas such as Asia. Some of the proceeds from the sale were reinvested in Samsung, which was trading at a less expensive valuation and had a leading position in the Asian handset market.

In the second half of the period, we made no major changes to our overall portfolio strategy. On the margin, we trimmed our exposure to mining shares, again reducing Rio Tinto and selling BHP Billiton. Given clear signals from the Chinese government that it will be taking stronger action to slow its economy, we expect to see commodity prices weaken from their recent high levels.

In Japan, we increased our position in the financial sector (thereby reducing our underweighting) by initiating positions in two Japanese regional banks, The Bank of Yokohama, Ltd. and The Hiroshima Bank, Ltd. We believe they stand to benefit from the recovery in loan demand and possess more attractive valuations than the city banks, which remain overvalued in our view. On a similar theme, we established positions in the Japanese convenience store companies C&S Co., Ltd. and FamilyMart Co., Ltd. Both companies possess cutting-edge replenishment technologies which, together with a franchise structure, provides for highly productive stores. The companies' stocks had lagged the rally in more cyclical parts of the Japanese retail sector and, in our view, offer upside potential as consumer spending improves.


How would you characterize the Fund's position at the close of the period?

The prospect of rising interest rates, together with awareness that the pace of economic and earnings growth is likely to slow as we move through this year, has recently begun to lower investors' risk appetites. While the trend has been volatile, investors appear to have started to rotate toward higher-quality companies capable of delivering more sustainable earnings growth, where valuations are attractive. This has benefited recent performance, and we believe the process has further to run. For that reason, we remain biased toward higher-quality shares, which we believe offer the best prospects for appreciation in the months ahead.

Exposure to economic sensitivity is gained through investments in media, industrial and selected IT and financial stocks. The Fund is underweight in retail and certain areas in the materials sector, such as mining/commodity stocks, as well as semiconductor, networking and telecommunications equipment stocks where valuations are too high, in our assessment. The Fund also has exposure to what we believe to be undervalued franchises in areas such as banking, personal products and beverages.


Ian Rowley
Vice President and Co-Portfolio Manager

Nigel Waller
Co-Portfolio Manager


June 10, 2004



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Performance Data (continued)

Recent Performance Results

                                                                                             10-Year/
                                                             6-Month          12-Month     Since Inception
As of May 31, 2004                                         Total Return     Total Return     Total Return
ML International Equity Fund--Class A Shares*                  +8.13%          +20.49%          + 9.69%
ML International Equity Fund--Class B Shares*                  +7.62           +19.55           + 1.40
ML International Equity Fund--Class C Shares*                  +7.63           +19.71           - 0.18
ML International Equity Fund--Class I Shares*                  +8.24           +20.99           +10.26
Morgan Stanley Capital International World (Ex-U.S.) Index**   +9.81           +32.11       +51.62/+44.46

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10 year/since inception dates are 10 years for Class A &
Class B Shares, and from 10/21/94 for Class C & Class I Shares.

**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. Ten-year/since inception total returns are for 10 years and from 10/31/94, respectively.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Performance Data (continued)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the 12-Month Period Ended May 31, 2004 Representing the Fund's Top Country Positions (In U.S. Dollars*)

                                Percent of
Country                         Net Assets

Japan                              49.1%
Sweden                             48.5
Germany                            37.4
France                             29.6
Ireland                            28.6
Switzerland                        28.1
United Kingdom                     27.4
Netherlands                        23.8
Canada                             23.4
Italy                              18.7
Finland                            -4.8


Source: Morgan Stanley Capital International World (Ex-U.S.) Index.

* For the 12-month period ended May 31, 2004, total investment return (in U.S. dollars) for the Morgan Stanley Capital
International World (Ex-U.S.) Index was +32.11%.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML International Equity Fund++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International World (Ex-U.S.) Index++++. Values illustrated are as follows:


ML International Equity Fund++
Class A Shares*

Date                        Value

May 1994                  $ 9,475.00
May 1995                  $ 8,990.00
May 1996                  $10,452.00
May 1997                  $11,550.00
May 1998                  $10,837.00
May 1999                  $10,761.00
May 2000                  $12,984.00
May 2001                  $10,775.00
May 2002                  $ 9,809.00
May 2003                  $ 8,626.00
May 2004                  $10,393.00


ML International Equity Fund++
Class B Shares*

Date                        Value

May 1994                  $10,000.00
May 1995                  $ 9,409.00
May 1996                  $10,858.00
May 1997                  $11,912.00
May 1998                  $11,076.00
May 1999                  $10,925.00
May 2000                  $13,070.00
May 2001                  $10,772.00
May 2002                  $ 9,721.00
May 2003                  $ 8,482.00
May 2004                  $10,140.00


Morgan Stanley Capital International
World (Ex-U.S.) Index++++

Date                        Value

May 1994                  $10,000.00
May 1995                  $10,515.00
May 1996                  $11,675.00
May 1997                  $12,637.00
May 1998                  $14,075.00
May 1999                  $14,621.00
May 2000                  $17,300.00
May 2001                  $14,330.00
May 2002                  $12,978.00
May 2003                  $11,477.00
May 2004                  $15,162.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries (excluding the United States) and is widely used as a benchmark by internationally invested equity funds.

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/04                  +20.49%          +14.16%
Five Years Ended 5/31/04                - 0.69           - 1.76
Ten Years Ended (5/31/04)               + 0.93           + 0.39

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/04                  +19.55%          +15.55%
Five Years Ended 5/31/04                - 1.48           - 1.87
Ten Years Ended 5/31/04                 + 0.14           + 0.14

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML International Equity Fund++ Class C and Class I Shares* compared to a similar investment in Morgan Stanley Capital International World (Ex-U.S.) Index++++. Values illustrated are as follows:


ML International Equity Fund++
Class C Shares*

Date                        Value

10/21/1994**              $10,000.00
May 1995                  $ 9,264.00
May 1996                  $10,686.00
May 1997                  $11,723.00
May 1998                  $10,907.00
May 1999                  $10,743.00
May 2000                  $12,861.00
May 2001                  $10,602.00
May 2002                  $ 9,564.00
May 2003                  $ 8,339.00
May 2004                  $ 9,982.00


ML International Equity Fund++
Class I Shares*

Date                        Value

10/21/1994**              $ 9,475.00
May 1995                  $ 8,833.00
May 1996                  $10,289.00
May 1997                  $11,396.00
May 1998                  $10,710.00
May 1999                  $10,672.00
May 2000                  $12,909.00
May 2001                  $10,744.00
May 2002                  $ 9,797.00
May 2003                  $ 8,635.00
May 2004                  $10,447.00


Morgan Stanley Capital International
World (Ex-U.S.) Index++++

Date                        Value

10/21/1994**              $10,000.00
May 1995                  $10,019.00
May 1996                  $11,124.00
May 1997                  $12,041.00
May 1998                  $13,411.00
May 1999                  $13,931.00
May 2000                  $16,484.00
May 2001                  $13,654.00
May 2002                  $12,366.00
May 2003                  $10,935.00
May 2004                  $14,446.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries (excluding the United States) and is widely used as a benchmark by internationally invested equity funds. The starting date for the Index in the Class C and Class I Shares' graph is from 10/31/94.

Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/04                  +19.71%          +18.71%
Five Years Ended 5/31/04                - 1.46           - 1.46
Inception (10/21/94) through
5/31/04                                 - 0.02           - 0.02

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/04                  +20.99%          +14.64%
Five Years Ended 5/31/04                - 0.43           - 1.49
Inception (10/21/94) through
5/31/04                                 + 1.02           + 0.46

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Europe       Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Finland      Machinery               29,026   Kone Corporation 'B'                               $     1,673,009       0.6%

             Paper & Forest         186,100   Stora Enso Oyj 'R'                                       2,415,732       0.8
             Products                99,390   UPM-Kymmene Oyj                                          1,784,141       0.6
                                                                                                 ---------------     ------
                                                                                                       4,199,873       1.4

                                              Total Common Stocks in Finland                           5,872,882       2.0


France       Building Products       35,570   Compagnie de Saint-Gobain                                1,791,748       0.6

             Chemicals               23,171   Air Liquide                                              4,063,201       1.4

             Commercial Banks        69,733   BNP Paribas SA                                           4,257,724       1.5

             Diversified             85,425   France Telecom SA                                        2,053,997       0.7
             Telecommunication
             Services

             Food & Staples          12,156   Carrefour SA                                               593,624       0.2
             Retailing

             Food Products            4,048   Groupe Danone                                              697,982       0.2

             Insurance               93,870   Axa                                                      1,925,774       0.7

             Oil & Gas               28,227   TotalFinaElf SA                                          5,297,948       1.8

             Pharmaceuticals         27,615   Aventis SA                                               2,190,248       0.7
                                     56,330   Sanofi-Synthelabo SA                                     3,721,398       1.3
                                                                                                 ---------------     ------
                                                                                                       5,911,646       2.0

                                              Total Common Stocks in France                           26,593,644       9.1


Germany      Automobiles             17,687   Bayerische Motoren Werke (BMW) AG                          749,467       0.3

             Commercial Banks        76,500 ++Bayerische Hypo-und Vereinsbank AG                       1,292,905       0.4

             Diversified Financial   21,600   Deutsche Boerse AG                                       1,151,349       0.4
             Services

             Diversified             51,200  ++Deutsche Telekom AG (Registered Shares)                   859,065       0.3
             Telecommunication
             Services

             Electric Utilities      45,200   E.On AG                                                  3,132,373       1.1

             Thrifts & Mortgage      24,425 ++Hypo Real Estate Holding AG                                686,608       0.2
             Finance

                                              Total Common Stocks in Germany                           7,871,767       2.7


Ireland      Commercial Banks       222,348   Allied Irish Banks PLC                                   3,160,497       1.1
                                    188,774   Bank of Ireland                                          2,277,552       0.8

                                              Total Common Stocks in Ireland                           5,438,049       1.9


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Europe       Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Italy        Commercial Banks       431,716   Banca Intesa SpA                                   $     1,180,906       0.4%
                                     80,600   Banco Popolare di Verona e Novara Scrl                   1,322,828       0.4
                                    976,440   Intesa BCI SpA                                           3,505,597       1.2
                                    303,684   Unicredito Italiano SpA                                  1,420,332       0.5
                                                                                                 ---------------     ------
                                                                                                       7,429,663       2.5

             Insurance               81,500   Assicurazioni Generali                                   2,113,884       0.7

             Oil & Gas              140,610   ENI SpA                                                  2,865,772       1.0

                                              Total Common Stocks in Italy                            12,409,319       4.2


Netherlands  Air Freight &          139,795   TNT Post Group NV                                        3,144,491       1.1
             Logistics

             Commercial Banks        80,452   ABN AMRO BANK                                            1,694,709       0.6

             Diversified             47,900   Euronext NV                                              1,368,739       0.4
             Financial               74,179   ING Groep NV                                             1,673,987       0.6
             Services                                                                            ---------------     ------
                                                                                                       3,042,726       1.0

             Food Products           19,075   Unilever NV 'A'                                          1,254,352       0.4

             Oil & Gas              128,000   Royal Dutch Petroleum Company                            6,408,597       2.2

                                              Total Common Stocks in the Netherlands                  15,544,875       5.3


Spain        Diversified            255,147   Telefonica SA                                            3,701,485       1.3
             Telecommunication
             Services

             Tobacco                 55,100   Altadis, SA                                              1,686,172       0.6

                                              Total Common Stocks in Spain                             5,387,657       1.9


Sweden       Building Products      115,623   Assa Abloy AB 'B'                                        1,341,523       0.5

             Commercial Banks        88,500   Skandinaviska Enskilda Banken (SEB) 'A'                  1,276,114       0.4

             Insurance              245,400   Skandia Forsakrings AB                                     984,200       0.3

             Machinery               74,112   SKF AB 'B'                                               2,703,929       0.9
                                     59,800   Scania AB 'B'                                            1,872,949       0.6
                                                                                                 ---------------     ------
                                                                                                       4,576,878       1.5

                                              Total Common Stocks in Sweden                            8,178,715       2.7


Switzerland  Capital Markets        109,025   Credit Suisse Group                                      3,741,650       1.3
                                     44,463   UBS AG (Registered Shares)                               3,186,562       1.1
                                                                                                 ---------------     ------
                                                                                                       6,928,212       2.4

             Construction            66,122   Holderbank Finan Glaris Ltd. (Registered Shares)         3,442,097       1.2
             Materials

             Food Products           21,783   Nestle SA (Registered Shares)                            5,661,079       1.9

             Insurance               43,600   Swiss Re (Registered Shares)                             2,704,145       0.9

             Machinery                5,436   Schindler Holding AG                                     1,551,409       0.5

             Pharmaceuticals        107,800   Novartis AG (Registered Shares)                          4,829,688       1.7
                                     25,363   Roche Holding AG                                         2,668,938       0.9
                                                                                                 ---------------     ------
                                                                                                       7,498,626       2.6

                                              Total Common Stocks in Switzerland                      27,785,568       9.5


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Europe       Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
United       Beverages              260,705   Diageo PLC                                         $     3,460,644       1.2%
Kingdom
             Commercial Banks       609,842   Barclays PLC                                             5,316,634       1.8
                                    181,669   Royal Bank of Scotland Group PLC                         5,485,843       1.9
                                                                                                 ---------------     ------
                                                                                                      10,802,477       3.7

             Commercial             219,750   Bunzl PLC                                                1,849,314       0.6
             Services &
             Supplies

             Food & Staples         589,018   Tesco PLC                                                2,689,038       0.9
             Retailing

             Household Durables      82,800   Barratt Developments PLC                                   869,869       0.3
                                    103,400   The Berkeley Group PLC                                   1,747,915       0.6
                                     70,300   Bovis Homes Group PLC                                      659,602       0.2
                                     80,100   Persimmon PLC                                              883,359       0.3
                                                                                                 ---------------     ------
                                                                                                       4,160,745       1.4

             Household Products     113,930   Reckitt Benckiser PLC                                    3,087,319       1.0

             Industrial             225,305   Smiths Group PLC                                         2,881,270       1.0
             Conglomerates

             Media                  163,375   British Sky Broadcasting Group PLC ("BSkyB")             1,837,677       0.6
                                     99,869   EMAP PLC                                                 1,393,427       0.5
                                    120,118   Johnston Press PLC                                       1,204,109       0.4
                                    417,208   Reed Elsevier NV                                         4,023,531       1.4
                                    219,424   WPP Group PLC                                            2,188,527       0.7
                                                                                                 ---------------     ------
                                                                                                      10,647,271       3.6

             Metals & Mining         50,800   Rio Tinto PLC (Registered Shares)                        1,223,850       0.4

             Multi-Utilities &      515,377   National Grid Group PLC                                  4,084,407       1.4
             Unregulated Power

             Oil & Gas              527,880   BG Group PLC                                             3,213,233       1.1
                                  1,166,882   BP Amoco PLC                                            10,221,075       3.5
                                                                                                 ---------------     ------
                                                                                                      13,434,308       4.6

             Pharmaceuticals        128,290   AstraZeneca Group PLC                                    5,976,768       2.0
                                     94,159   GlaxoSmithKline PLC                                      1,968,048       0.7
                                                                                                 ---------------     ------
                                                                                                       7,944,816       2.7

             Real Estate             48,600   The British Land Company PLC                               597,453       0.2
                                     28,800   Land Securities Group PLC                                  617,799       0.2
                                                                                                 ---------------     ------
                                                                                                       1,215,252       0.4

             Tobacco                 92,570   British American Tobacco PLC                             1,357,779       0.5
                                    117,676   Imperial Tobacco Group PLC                               2,619,241       0.9
                                                                                                 ---------------     ------
                                                                                                       3,977,020       1.4

             Transportation         209,255   BAA PLC                                                  2,087,102       0.7
             Infrastructure

             Wireless             2,319,236   Vodafone Group PLC                                       5,453,449       1.9
             Telecommunication
             Services

                                              Total Common Stocks in the United Kingdom               78,998,282      26.9

                                              Total Common Stocks in Europe
                                              (Cost--$162,536,576)                                   194,080,758      66.2


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (continued)

North                                                                                               Value        Percent of
America      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Canada       Aerospace & Defense    229,859   Bombardier Inc. 'B'                                $       769,790       0.3%

             Commercial Banks        62,639   Royal Bank of Canada                                     2,703,677       0.9

             Diversified Financial   60,456   Power Financial Corporation                              2,382,177       0.8
             Services

             Food & Staples          90,648 ++Shoppers Drug Mart Corporation                           2,134,340       0.7
             Retailing

             Oil & Gas               24,500   EnCana Corporation                                         964,075       0.3
                                     34,447   Suncor Energy, Inc.                                        810,310       0.3
                                                                                                 ---------------     ------
                                                                                                       1,774,385       0.6

                                              Total Common Stocks in Canada                            9,764,369       3.3


United       Software                79,238 ++Amdocs Limited                                           1,955,594       0.7
States
                                              Total Common Stocks in the United States                 1,955,594       0.7

                                              Total Common Stocks in North America
                                              (Cost--$9,703,066)                                      11,719,963       4.0



Pacific Basin/Asia

Australia    Commercial Banks        84,584   Australia and New Zealand Banking Group Ltd.             1,094,311       0.4
                                     43,105   Commonwealth Bank of Australia                           1,011,380       0.3
                                    170,100   Westpac Banking Corporation Limited                      2,087,794       0.7
                                                                                                 ---------------     ------
                                                                                                       4,193,485       1.4

             Metals & Mining        762,000 ++Zinifex Limited                                            995,087       0.3

                                              Total Common Stocks in Australia                         5,188,572       1.7


Hong Kong    Commercial Banks       356,600   Bank of East Asia, Ltd.                                  1,013,445       0.4
                                    100,800   Dah Sing Financial Group                                   678,993       0.2
                                                                                                 ---------------     ------
                                                                                                       1,692,438       0.6

             Real Estate             86,000   Cheung Kong (Holdings) Ltd.                                645,505       0.2

                                              Total Common Stocks in Hong Kong                         2,337,943       0.8


Japan        Automobiles             29,900   Honda Motor Co., Ltd.                                    1,287,709       0.4
                                    324,700   Nissan Motor Co., Ltd.                                   3,275,644       1.1
                                    178,700   Toyota Motor Corporation                                 6,467,315       2.2
                                                                                                 ---------------     ------
                                                                                                      11,030,668       3.7

             Beverages               78,300   Asahi Breweries Limited                                    824,621       0.3

             Capital Markets        228,000   Daiwa Securities Group Inc.                              1,592,545       0.5

             Chemicals               41,500   Shin-Etsu Chemical Co., Ltd.                             1,453,110       0.5

             Commercial Banks       347,000 ++The Bank of Yokohama, Ltd.                               1,977,924       0.7

                                    200,000   The Hiroshima Bank, Ltd.                                   893,915       0.3
                                        198   Sumitomo Mitsui Financial Group, Inc.                    1,418,828       0.5
                                                                                                 ---------------     ------
                                                                                                       4,290,667       1.5


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (continued)

Pacific                                                                                             Value        Percent of
Basin/Asia   Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Japan        Construction &         305,000   Obayashi Corporation                               $     1,457,046       0.5%
(concluded)  Engineering

             Consumer Finance        21,800   Orix Corporation                                         2,211,065       0.8

             Food & Staples          21,100   C&S Co., Ltd.                                              480,131       0.2
             Retailing               16,300   FamilyMart Co., Ltd.                                       477,829       0.2
                                     18,100   MINISTOP Co., Ltd.                                         296,249       0.1
                                                                                                 ---------------     ------
                                                                                                       1,254,209       0.5

             Food Products           84,000   Ajinomoto Co., Inc.                                        965,211       0.3

             Gas Utilities          315,000   Tokyo Gas Co.                                            1,108,663       0.4

             Health Care             76,000   Olympus Optical Co., Ltd.                                1,368,378       0.5
             Equipment &
             Supplies

             Household Durables       7,400   Funai Electric Co., Ltd.                                 1,013,002       0.3
                                     66,000   Matsushita Electric Industrial Company, Ltd.               911,251       0.3
                                                                                                 ---------------     ------
                                                                                                       1,924,253       0.6

             Household Products      31,000   Uni-Charm Corporation                                    1,503,370       0.5

             Insurance                  120   Millea Holdings, Inc.                                    1,552,590       0.5

             Leisure Equipment &     48,000   BANDAI Co., Ltd.                                         1,192,128       0.4
             Products

             Office Electronics      96,000   Canon, Inc.                                              4,733,771       1.6
                                    235,000   Ricoh Co., Ltd.                                          4,560,733       1.6
                                                                                                 ---------------     ------
                                                                                                       9,294,504       3.2

             Pharmaceuticals         48,000   Takeda Chemical Industries, Ltd.                         1,993,395       0.7

             Semiconductors &         7,900   Rohm Company Ltd.                                          943,497       0.3
             Semiconductor
             Equipment

             Textiles, Apparel &     60,000   Onward Kashiyama Co., Ltd.                                 968,469       0.3
             Luxury Goods

             Trading Companies &    184,000   Mitsubishi Corporation                                   1,816,277       0.6
             Distributors           203,000   Mitsui & Co., Ltd.                                       1,546,492       0.5
                                                                                                 ---------------     ------
                                                                                                       3,362,769       1.1

             Wireless                   346   KDDI Corporation                                         2,016,051       0.7
             Telecommunication        1,259   NTT DoCoMo, Inc.                                         2,369,346       0.8
             Services                                                                            ---------------     ------
                                                                                                       4,385,397       1.5

                                              Total Common Stocks in Japan                            54,676,555      18.6


Malaysia     Diversified            553,000   Telekom Malaysia Berhad                                  1,426,158       0.5
             Telecommunication
             Services

             Hotels, Restaurants &  716,000   Resorts World Berhad                                     1,667,526       0.6
             Leisure

                                              Total Common Stocks in Malaysia                          3,093,684       1.1


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (continued)

Pacific                                                                                             Value        Percent of
Basin/Asia   Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Singapore    Wireless               923,000   MobileOne Limited                                  $       819,480       0.3%
             Telecommunication
             Services

                                              Total Common Stocks in Singapore                           819,480       0.3


South Korea  Semiconductors           9,800   Samsung Electronics (GDR) (e)(f)                         2,187,218       0.8
             & Semiconductor
             Equipment

             Tobacco                 49,000   KT&G Corporation (GDR) (e)(f)                              556,268       0.2

             Wireless                87,400   SK Telecom Co., Ltd. (ADR) (d)                           1,824,038       0.6
             Telecommunication
             Services

                                              Total Common Stocks in South Korea                       4,567,524       1.6


Taiwan       Computers              227,000   Compal Electronics Inc. (GDR) (e)                        1,396,391       0.5
             & Peripherals          208,300   Hon Hai Precision Industry Co., Ltd. (GDR) (e)           1,706,394       0.6
                                                                                                 ---------------     ------
                                                                                                       3,102,785       1.1

             Diversified             97,100   Chunghwa Telecom Co., Ltd. (ADR) (d)                     1,568,165       0.5
             Telecommunication
             Services

                                              Total Common Stocks in Taiwan                            4,670,950       1.6


Thailand     Commercial Banks       304,300 ++Bangkok Bank Public Company Limited
                                              'Foreign Registered'                                       720,059       0.2
                                  4,810,000 ++Bank of Ayudhya Public Company Limited                   1,458,294       0.5
                                                                                                 ---------------     ------
                                                                                                       2,178,353       0.7

             Wireless               637,900   Advanced Info Service Public Company Limited
             Telecommunication                'Foreign Registered'                                     1,399,386       0.5
             Services

                                              Total Common Stocks in Thailand                          3,577,739       1.2


                                              Total Common Stocks in the Pacific Basin/Asia
                                              (Cost---$73,388,256)                                    78,932,447      26.9



Europe                          Face Amount   Fixed Income Securities
France       Insurance          US$   3,548   Axa SA, 0%** due 12/21/2004 (Convertible)                   73,872       0.0

                                              Total Fixed Income Securities in Europe
                                              (Cost--$52,602)                                             73,872       0.0




Latin America

Brazil       Metals & Mining         44,000 ++Companhia Vale do Rio Doce (a)                                   0       0.0

                                              Total Fixed Income Securities in
                                              Latin America (Cost--$0)                                         0       0.0


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Schedule of Investments (concluded)

                                 Beneficial                                                         Value        Percent of
Europe                             Interest   Other Interests (g)                             (in U.S. dollars)  Net Assets
United                               70,000   British Energy PLC (Deferred Shares)               $             0       0.0%
Kingdom
                                              Total Other Interests in the
                                              United Kingdom (Cost--$0)                                        0       0.0



                       Beneficial Interest/
                                Shares Held   Short-Term Securities
                             US$  7,362,133   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (b)                                             7,362,133       2.5
                             US$  1,319,999   Merrill Lynch Liquidity Series, LLC Money
                                              Market Series (b)(c)                                     1,319,999       0.4
                                    440,001   Merrill Lynch Premier Institutional Fund (b)(c)            440,001       0.2

                                              Total Short-Term Securities
                                              (Cost--$9,122,133)                                       9,122,133       3.1

             Total Investments (Cost--$254,802,633)                                                  293,929,173     100.2
             Liabilities in Excess of Other Assets                                                     (666,242)      (0.2)
                                                                                                 ---------------     ------
             Net Assets                                                                          $   293,262,931     100.0%
                                                                                                 ===============     ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

**Represents a zero coupon bond.

++Non-income producing security.

(a)Received through a bonus issue from Compania Vale do Rio Doce. As of May 31, 2004, the bonds have not commenced trading and the coupon rate has not been determined. This security is a perpetual bond and has no definite maturity date.

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I         $   3,487,902       $ 36,112
Merrill Lynch Liquidity Series,
   LLC Money Market Series         $ (4,823,281)       $ 59,153
Merrill Lynch Premier
   Institutional Fund                (2,867,919)       $ 27,632


(c)Security was purchased with the cash proceeds from securities loans.

(d)AmericanDepositary Receipts (ADR).

(e)GlobalDepositary Receipts (GDR).

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g)Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Statement of Assets and Liabilities

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned at $1,669,600) (identified cost--$245,680,500)                                            $   284,807,040
           Investments in affiliated securities, at value (identified cost--$9,122,133)                           9,122,133
           Foreign cash (cost--$107)                                                                                     96
           Receivables:
               Securities sold                                                            $     2,113,136
               Dividends                                                                        1,368,654
               Beneficial interest sold                                                           209,343
               Interest from affiliates                                                             4,684
               Securities lending--net                                                                477         3,696,294
                                                                                          ---------------
           Prepaid expenses                                                                                          37,492
                                                                                                            ---------------
           Total assets                                                                                         297,663,055
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                              1,760,000
           Payables:
               Securities purchased                                                             1,976,857
               Beneficial interest redeemed                                                       338,671
               Investment adviser                                                                 165,105
               Distributor                                                                         50,189
               Other affiliates                                                                    42,617         2,573,439
                                                                                          ---------------
           Accrued expenses                                                                                          66,685
                                                                                                            ---------------
           Total liabilities                                                                                      4,400,124
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   293,262,931
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $     1,786,045
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                        196,339
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                        147,195
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      1,321,728
           Paid-in capital in excess of par                                                                     346,887,002
           Undistributed investment income--net                                           $     3,240,507
           Accumulated realized capital losses on investments and foreign currency
           transactions--net                                                                 (99,469,255)
           Unrealized appreciation on investments and foreign currency
           transactions--net                                                                   39,153,370
                                                                                          ---------------
           Total accumulated losses--net                                                                       (57,075,378)
                                                                                                            ---------------
           Net Assets                                                                                       $   293,262,931
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $152,036,672 and 17,860,448 shares of beneficial
               interest outstanding                                                                         $          8.51
                                                                                                            ===============
           Class B--Based on net assets of $16,357,865 and 1,963,385 shares of beneficial
               interest outstanding                                                                         $          8.33
                                                                                                            ===============
           Class C--Based on net assets of $12,042,123 and 1,471,953 shares of beneficial
               interest outstanding                                                                         $          8.18
                                                                                                            ===============
           Class I--Based on net assets of $112,826,271 and 13,217,280 shares of beneficial
               interest outstanding                                                                         $          8.54
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Statement of Operations

For the Year Ended May 31, 2004
Investment Income

           Dividends (net of $812,901 foreign withholding tax)                                              $     6,518,866
           Interest from affiliates                                                                                  36,112
           Securities lending--net                                                                                   86,785
                                                                                                            ---------------
           Total income                                                                                           6,641,763
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,922,314
           Account maintenance fees--Class A                                                      328,855
           Transfer agent fees--Class A                                                           241,685
           Account maintenance and distribution fees--Class B                                     183,633
           Transfer agent fees--Class I                                                           174,537
           Accounting services                                                                    133,140
           Custodian fees                                                                         125,649
           Account maintenance and distribution fees--Class C                                     113,908
           Professional fees                                                                       83,391
           Printing and shareholder reports                                                        59,152
           Trustees' fees and expenses                                                             47,767
           Registration fees                                                                       43,474
           Transfer agent fees--Class B                                                            42,534
           Transfer agent fees--Class C                                                            25,544
           Pricing fees                                                                            12,560
           Other                                                                                   37,497
                                                                                          ---------------
           Total expenses                                                                                         3,575,640
                                                                                                            ---------------
           Investment income--net                                                                                 3,066,123
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

           Realized gain on:
               Investments--net                                                                15,972,175
               Foreign currency transactions--net                                                 146,611        16,118,786
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                26,867,584
               Foreign currency transactions--net                                                (23,518)        26,844,066
                                                                                          ---------------   ---------------
           Total realized and unrealized gain on investments and foreign currency
           transactions--net                                                                                     42,962,852
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    46,028,975
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $     3,066,123   $     1,934,319
           Realized gain (loss)on investments and foreign currency transactions--net           16,118,786      (40,478,318)
           Change in unrealized appreciation on investments and foreign currency
           transactions--net                                                                   26,844,066        12,371,050
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                     46,028,975      (26,172,949)
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (1,550,638)         (545,683)
               Class B                                                                           (32,996)                --
               Class C                                                                           (57,142)                --
               Class I                                                                        (1,278,065)         (495,809)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                (2,918,841)       (1,041,492)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions            33,982,364        16,990,107
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                             77,092,498      (10,224,334)
           Beginning of year                                                                  216,170,433       226,394,767
                                                                                          ---------------   ---------------
           End of year*                                                                   $   293,262,931   $   216,170,433
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     3,240,507   $     2,865,149
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004        2003++       2002++       2001++         2000++
Per Share Operating Performance

           Net asset value, beginning of year                $     7.16   $     8.19   $     9.13   $    11.10   $     9.20
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .10          .07          .03          .01          .06
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.35       (1.06)        (.84)       (1.89)         1.84
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.45        (.99)        (.81)       (1.88)         1.90
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.10)        (.04)        (.04)           --           --
               Realized gain on investments--net                     --           --        (.09)           --           --
               In excess of realized gain on
               investments--net                                      --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.10)        (.04)        (.13)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.51   $     7.16   $     8.19   $     9.13   $    11.10
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    20.49%     (12.06%)      (8.96%)     (17.01%)       20.65%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding reorganization expenses            1.39%        1.53%        1.57%        1.51%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.39%        1.53%        1.57%        1.54%        1.66%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.19%        1.07%         .40%         .14%         .55%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  152,037   $  108,162   $  103,791   $   28,905   $   41,931
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    69.44%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001           2000
Per Share Operating Performance

           Net asset value, beginning of year                $     6.98   $     8.00   $     8.96   $    10.97   $     9.17
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .02         --++        (.05)        (.07)        (.03)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.34       (1.02)        (.82)       (1.85)         1.83
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.36       (1.02)        (.87)       (1.92)         1.80
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.01)           --           --           --           --
               Realized gain on investments--net                     --           --        (.09)           --           --
               In excess of realized gain on
               investments--net                                      --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.01)           --        (.09)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.33   $     6.98   $     8.00   $     8.96   $    10.97
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    19.55%     (12.75%)      (9.76%)     (17.58%)       19.63%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding reorganization expenses            2.19%        2.35%        2.33%        2.30%        2.35%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.19%        2.35%        2.33%        2.33%        2.44%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .32%         .06%       (.60%)       (.65%)       (.26%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   16,358   $   19,491   $   40,854   $   97,211   $  150,140
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    69.44%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

++Amount is less than $.01 per share.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001           2000
Per Share Operating Performance

           Net asset value, beginning of year                $     6.87   $     7.88   $     8.83   $    10.81   $     9.03
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .03          .01        (.04)        (.07)        (.02)
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.32       (1.02)        (.82)       (1.82)         1.80
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.35       (1.01)        (.86)       (1.89)         1.78
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.04)           --           --           --           --
               Realized gain on investments--net                     --           --        (.09)           --           --
               In excess of realized gain on
               investments--net                                      --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.04)           --        (.09)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.18   $     6.87   $     7.88   $     8.83   $    10.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    19.71%     (12.82%)      (9.79%)     (17.56%)       19.71%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding reorganization expenses            2.18%        2.33%        2.33%        2.29%        2.41%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.18%        2.33%        2.33%        2.32%        2.51%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                           .39%         .17%       (.50%)       (.66%)         .54%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   12,042   $   10,586   $   14,696   $   20,987   $   33,999
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    69.44%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004        2003++       2002++       2001++         2000++
Per Share Operating Performance

           Net asset value, beginning of year                $     7.17   $     8.20   $     9.14   $    11.08   $     9.16
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .12          .09          .06          .05          .09
           Realized and unrealized gain (loss)
           on investments and foreign currency
           transactions--net                                       1.37       (1.06)        (.86)       (1.90)         1.83
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.49        (.97)        (.80)       (1.85)         1.92
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.12)        (.06)        (.05)           --           --
               Realized gain on investments--net                     --           --        (.09)           --           --
               In excess of realized gain on
               investments--net                                      --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.12)        (.06)        (.14)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.54   $     7.17   $     8.20   $     9.14   $    11.08
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    20.99%     (11.86%)      (8.82%)     (16.77%)       20.96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding reorganization expenses            1.14%        1.28%        1.31%        1.26%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.14%        1.28%        1.31%        1.29%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.46%        1.34%         .72%         .45%         .83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  112,826   $   77,931   $   67,054   $   32,933   $   34,693
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    69.44%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National
Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $565 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $227,511 has been reclassified between accumulated realized capital losses on investments and foreign currency transactions and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses paid, foreign currency transaction gains/losses and gains from the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc., ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $2,120               $ 17,422
Class I                        $   67               $    812


For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $17,042 and $7,144 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended May 31, 2004, MLIM, LLC received $37,384 in securities lending agent fees.

In addition, MLPF&S received $15,075 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2004, the Fund reimbursed MLIM $5,573 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004 were $205,142,117 and $175,172,325, respectively.

Net realized gains for the year ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:


                                        Realized         Unrealized
                                           Gains       Appreciation

Long-term investments             $   15,972,175     $   39,126,540
Foreign currency transactions            146,611             26,830
                                  --------------     --------------
Total                             $   16,118,786     $   39,153,370
                                  ==============     ==============


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $34,683,327, of which $39,023,805 related to appreciated securities and $4,340,478 related to depreciated securities. At May 31, 2004, the aggregate cost of investments for Federal income tax purposes was $259,245,846.


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $33,982,364 and $16,990,107 for the years ended
May 31, 2004 and May 31, 2003, respectively.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements (continued)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            5,100,060     $   40,111,986
Automatic conversion of shares           662,275          5,334,523
Shares issued to shareholders
   in reinvestment of dividends          199,755          1,454,218
                                  --------------     --------------
Total issued                           5,962,090         46,900,727
Shares redeemed                      (3,217,448)       (25,000,672)
                                  --------------     --------------
Net increase                           2,744,642     $   21,900,055
                                  ==============     ==============


Class A Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                            3,725,348     $   25,520,501
Automatic conversion of shares         1,643,835         11,268,804
Shares issued to shareholders
   in reinvestment of dividends           73,120            507,452
                                  --------------     --------------
Total issued                           5,442,303         37,296,757
Shares redeemed                      (3,005,397)       (20,716,357)
                                  --------------     --------------
Net increase                           2,436,906     $   16,580,400
                                  ==============     ==============


Class B Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                              617,918     $    4,886,806
Shares issued to shareholders
   in reinvestment of dividends            4,030             28,895
                                  --------------     --------------
Total issued                             621,948          4,915,701
Shares redeemed                        (776,822)        (6,088,211)
Automatic conversion of shares         (675,904)        (5,334,523)
                                  --------------     --------------
Net decrease                           (830,778)     $  (6,507,033)
                                  ==============     ==============


Class B Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              593,373     $    3,970,548
Shares redeemed                      (1,226,302)        (8,214,072)
Automatic conversion of shares       (1,681,049)       (11,268,804)
                                  --------------     --------------
Net decrease                         (2,313,978)     $ (15,512,328)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                              299,328     $    2,322,138
Shares issued to shareholders
   in reinvestment of dividends            6,900             48,573
                                  --------------     --------------
Total issued                             306,228          2,370,711
Shares redeemed                        (374,225)        (2,870,827)
                                  --------------     --------------
Net decrease                            (67,997)     $    (500,116)
                                  ==============     ==============


Class C Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              245,559     $    1,629,243
Shares redeemed                        (570,532)        (3,792,108)
                                  --------------     --------------
Net decrease                           (324,973)     $  (2,162,865)
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            8,800,619     $   68,242,191
Shares issued to shareholders
   in reinvestment of dividends          163,988          1,195,471
                                  --------------     --------------
Total issued                           8,964,607         69,437,662
Shares redeemed                      (6,612,676)       (50,348,204)
                                  --------------     --------------
Net increase                           2,351,931     $   19,089,458
                                  ==============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                           12,923,188     $   87,086,396
Shares issued to shareholders
   in reinvestment of dividends           65,602            455,275
                                  --------------     --------------
Total issued                          12,988,790         87,541,671
Shares redeemed                     (10,299,147)       (69,456,771)
                                  --------------     --------------
Net increase                           2,689,643     $   18,084,900
                                  ==============     ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended May 31, 2004.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Notes to Financial Statements (concluded)


6. Commitments:
At May 31, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $331,000 and $601,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003 was as follows:


                                       5/31/2004          5/31/2003
Distributions paid from:
   Ordinary income                $    2,918,841     $    1,041,492
                                  --------------     --------------
Total taxable distributions       $    2,918,841     $    1,041,492
                                  ==============     ==============


As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $    3,239,864
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         3,239,864
Capital loss carryforward                             (95,026,042)*
Unrealized gains--net                                  34,710,800**
                                                     --------------
Total accumulated losses--net                        $ (57,075,378)
                                                     ==============

*On May 31, 2004, the Fund had a net capital loss carryforward of $95,026,042, of which $21,557,088 expires in 2007, $30,743,912 expires in 2010 and $42,725,042 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of net unrealized gains on certain forward foreign currency contracts.


8. Plan of Reorganization:
The Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch International Value Fund of Mercury Funds II ("International Value") will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of International Value.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch International Equity Fund to shareholders of record on August 13, 2003:

Qualified Dividend Income for Individuals             89.19%
Foreign Source Income                                 83.83%
Foreign Taxes Paid Per Share                        $.019366

The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Officers and Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Trustee      and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1993 to   since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms
                                              as used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Officers and Trustees (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Ronald W. Forbes       Trustee      2000 to   Professor Emeritus of Finance, School of      50 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute, Washington, D.C.
                                              from 1995 to 1999.


Cynthia A. Montgomery  Trustee      2000 to   Professor, Harvard Business School since      50 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management,
NJ 08543-9095                                 Northwestern University from 1985 to
Age: 51                                       1989; Associate Professor, Graduate
                                              School of Business Administration,
                                              University of Michigan from 1979 to 1985.


Kevin A. Ryan          Trustee      2000 to   Founder and currently Director Emeritus       50 Funds       None
P.O. Box 9095                       present   of the Boston University Center for the       49 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of
                                              Boston University; formerly taught on the
                                              faculties of The University of Chicago,
                                              Stanford University and Ohio State
                                              University.


Roscoe S. Suddarth     Trustee      2000 to   President, Middle East Institute from 1995    50 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      49 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister, from 1989 to 1995; Deputy
Age: 68                                       Inspector General of U.S. Department of
                                              State from 1991 to 1994; U.S. Ambassador
                                              to the Hashemite Kingdom of Jordan from 1987
                                              to 1990.


Richard R. West        Trustee      1993 to   Professor of Finance since 1984, Dean from    50 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus      49 Portfolios  Inc.; Vornado
Princeton,                                    of New York University Leonard N. Stern                      Operating
NJ 08543-9095                                 School of Business Administration.                           Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Trustee      1994 to   Self-employed financial consultant since      50 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of the         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004


Officers and Trustees (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                              Inc. from 1991 to 1999.


Ian Rowley             Vice         2002 to   Managing Director of MLIM since 2003; Director (Equities) of MLIM from 2001 to
P.O. Box 9011          President    present   2003; Head of Global Equity Strategy at UBS Asset Management from 1988 to 2001.
Princeton,
NJ 08543-9011
Age: 42


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000 and Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending May 31, 2004 - $39,600
                         Fiscal Year Ending May 31, 2003 - $45,000

(b) Audit-Related Fees - Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending May 31, 2004 - $5,200
                         Fiscal Year Ending May 31, 2003 - $6,100

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending May 31, 2004 - $16,581,086
    Fiscal Year Ending May 31, 2003 - $17,622,606

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Equity Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund, Inc.


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund, Inc.


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Equity Fund, Inc.


Date: July 19, 2004